FIRST AMENDMENT

TO AMENDED AND RESTATED

REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of November 30, 2007 (the “Amendment”) is entered into among Ruby Tuesday, Inc., a Georgia corporation (the “Borrower”), the Lenders party hereto and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Amended and Restated Revolving Credit Agreement dated as of February 28, 2007 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below subject to the terms and conditions specified in this Amendment;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Amendments. The Credit Agreement is hereby amended as follows:

(a)        Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in proper alphabetical order:

“First Amendment Effective Date” shall mean November 30, 2007.

(b)	Section 6.1 of the Credit Agreement is hereby amended to read as follows:

Section 6.1	Minimum Fixed Charge Coverage Ratio.

The Consolidated Companies will maintain as of the last day of each Fiscal Quarter, a Fixed Charge Coverage Ratio of not less than (a) 1.85 to 1.0 from the First Amendment Effective Date through and including December 2, 2008, (b) 1.90 to 1.0 from December 3, 2008 through and including June 2, 2009 and (c) 2.0 to 1.0 thereafter.

(c)	Section 6.2 of the Credit Agreement is hereby amended to read as follows:

Section 6.2	Maximum Adjusted Total Debt to EBITDAR Ratio.

The Consolidated Companies will maintain, as of the last day of each Fiscal Quarter, an Adjusted Total Debt to EBITDAR Ratio of not greater than (a) 3.75 to 1.0 from the First Amendment Effective Date through and including December 2, 2008, (b) 3.50 to 1.0 from December 3, 2008 through and including June 2, 2009 and (c) 3.25 to 1.0 thereafter.

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(d)       Schedule 1.1(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

PRICING GRID

Pricing Level	Adjusted Total Debt to EBITDAR Ratio	Applicable Margin for Eurodollar Loans	Applicable Margin for Base Rate Loans	Applicable Commitment Fee Percentage
I	< 2.0:1.00	0.50% per annum	0.000% per annum	0.10% per annum
II	< 2.50:1.00 but > 2.0:1.00	0.625% per annum	0.000% per annum	0.125% per annum
III	< 3.0:1.00 but > 2.50:1.00	0.75% per annum	0.000% per annum	0.15% per annum
IV	< 3.5:1.00 but > 3.0:1.00	1.0% per annum	0.000% per annum	0.20% per annum
V	> 3.50:1.00	1.25% per annun	0.000% per annum	0.25% per annun

2.         Conditions Precedent. This Amendment shall be effective as of the date hereof upon the following conditions precedent:

(a)        the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Borrower, the Administrative Agent and the Required Lenders;

(b)       the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower and each other Loan Party, in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel attaching resolutions of each Loan Party approving and adopting this Amendment, the transactions contemplated herein and authorizing the execution and delivery of this Amendment and any documents, agreements or certificates related thereto and certifying that such resolutions have not been amended, supplemented or otherwise modified and remain in full force and effect as of the First Amendment Effective Date;

(c)        the Administrative Agent shall have received favorable opinions of legal counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, dated as of the First Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent;

(d)       the Administrative Agent shall have received a fully executed Consent in the form attached to this Amendment (the “Consent”), duly signed and delivered by each Subsidiary Guarantor; and

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(e)        the Administrative Agent shall have received, for the benefit of each Lender signing this Amendment on or before November 30, 2007, an amendment fee equal to 0.10% of such Lender’s Commitment.

3.	Miscellaneous.

(a)    Except as herein specifically agreed, the Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)	The Borrower hereby represents and warrants as follows:

(i)        Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment and the Consent.

(ii)       This Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)      No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Amendment.

(c)    The Borrower represents and warrants to the Lenders that (i) the representations and warranties set forth in Article IV of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e)         THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

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            Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	RUBY TUESDAY, INC.,
a Georgia corporation

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Senior Vice President

BANK OF AMERICA, N.A.,

as Administrative Agent

By /s/ Anne Zeschke

Name: Anne Zeschke

Title: Assistant Vice President

BANK OF AMERICA, N.A.,

as a Lender, an Issuing Bank and

Swingline Lender

By /s/ John H. Schmidt

Name: John H. Schmidt

Title: Vice President

SUNTRUST BANK,

as a Lender and an Issuing Bank

By /s/ Jean-Paul Purdy

Name: Jean-Paul Purdy

Title: Director

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RUBY TUESDAY, INC.

FIRST AMENDMENT TO AMENDED AND RESTATED

REVOLVING CREDIT AGREEMENT

WACHOVIA BANK,

NATIONAL ASSOCIATION,

as a Lender

By /s/ Susan T. Gallagher

Name: Susan T. Gallagher

Title: Vice President

REGIONS BANK,

successor by merger to AmSouth Bank,

as a Lender

By /s/ Amy Gillen

Name: Amy Gillen

Title: Senior Vice President

BRANCH BANKING AND TRUST COMPANY,

as a Lender

By /s/ R. Andrew Beam

Name: R. Andrew Beam

Title: Senior Vice President

U.S. BANK, NATIONAL ASSOCIATION,

as a Lender

By /s/ Frances W. Josephic

Name: Frances W. Josephic

Title: Vice President

CITIBANK, N.A.,

as a Lender

By /s/ Robert F. Marcus

Name: Robert F. Marcus

Title: Vice President

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RUBY TUESDAY, INC.

FIRST AMENDMENT TO AMENDED AND RESTATED

REVOLVING CREDIT AGREEMENT

WELLS FARGO BANK, N.A.,

as a Lender

By /s/ David Corts

Name: David Corts

Title: Vice President

FIFTH THIRD BANK,

an Ohio banking corporation,

as a Lender

By /s/ John K. Perez

Name: John K. Perez

Title: Vice President

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RUBY TUESDAY, INC.

FIRST AMENDMENT TO AMENDED AND RESTATED

REVOLVING CREDIT AGREEMENT

CONSENT

This Consent (this “Consent”), dated as of November 30, 2007, is delivered in connection with the First Amendment to Amended and Restated Revolving Credit Agreement, dated as of the date hereof (“First Amendment”), by and among RUBY TUESDAY, INC. a Georgia corporation (the “Borrower”), the various financial institutions from time to time parties thereto (the “Lenders”) and Bank of America, N.A., in its capacity as the administrative agent for the Lenders (in such capacity the “Administrative Agent”). Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement (as defined in the First Amendment) as amended by the First Amendment (such agreement, as so amended, being the “Amended Credit Agreement”).

Each of the undersigned, as a party to the Subsidiary Guaranty Agreement, hereby acknowledges and consents to the execution and delivery of the First Amendment, and hereby confirms and agrees that the Subsidiary Guaranty Agreement is, and shall continue to be, in full force and effect, and hereby ratifies and confirms in all respects its obligations thereunder, except that, upon the effectiveness of, and on and after the date of, the First Amendment, all references in the Subsidiary Guaranty Agreement to the “Credit Agreement,” “thereunder,” “thereof” or words of like import shall mean the Amended Credit Agreement.

This Consent may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument.

GUARANTORS:	RTBD, INC.

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: President

RT FINANCE, INC.

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RUBY TUESDAY GC CARDS, INC.

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT TAMPA FRANCHISE, LP

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

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RUBY TUESDAY, INC.

CONSENT

RT ORLANDO FRANCHISE, LP

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT SOUTH FLORIDA FRANCHISE, LP

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT NEW YORK FRANCHISE, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT SOUTHWEST FRANCHISE, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT MICHIANA FRANCHISE, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT FRANCHISE ACQUISITION, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT KENTUCKY RESTAURANT HOLDINGS, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

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RUBY TUESDAY, INC.

CONSENT

RT FLORIDA EQUITY, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RTGC, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT West Palm Beach Franchise, LP

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT Michigan Franchise, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT Detroit Franchise, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

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RUBY TUESDAY, INC.

CONSENT